FOR IMMEDIATE RELEASE

Workiva Announces First Quarter 2019 Financial Results
Q1 Subscription and Support Revenue of $56.1 Million, up 20.8% from Q1 2018
Q1 Total Revenue of $70.0 Million, up 16.8% from Q1 2018

AMES, Iowa - May 1, 2019 — Workiva (NYSE:WK), the leading cloud provider of connected data, reporting and compliance solutions, today announced financial results for its first quarter ended March 31, 2019.
"We once again posted strong results for the first quarter of 2019,” said Marty Vanderploeg, Chief Executive Officer of Workiva. "We exceeded quarterly guidance for revenue and operating results, and we are raising our full year 2019 revenue guidance."
"While we are pleased with our progress on operating margin, accelerating growth in subscription revenue remains our number one priority from a financial perspective," said Stuart Miller, Chief Financial Officer of Workiva. "We plan to increase hiring in areas where we see the most opportunities for revenue growth."
"Over the next few quarters, we plan to focus our investments on building more data integrations, expanding in Europe and increasing Wdesk use for integrated risk and global statutory reporting," said Vanderploeg. "As we expand our global footprint, it is essential that Wdesk is tightly integrated with our customers' systems of record and other core enterprise applications."
"Improvement in operating cash flow remains our second highest financial priority," said Miller. "Even with our targeted new investments, we expect operating cash flow to improve significantly in 2019 as compared to 2018."

First Quarter 2019 Financial Highlights
•Revenue: Total revenue for the first quarter of 2019 reached $70.0 million, an increase of 16.8% from $59.9 million in the first quarter of 2018. Subscription and support revenue contributed $56.1 million, up 20.8% versus the first quarter of 2018. Professional services revenue was $13.8 million, an increase of 3.0% compared to the same quarter in the prior year.
•Gross Profit: GAAP gross profit for the first quarter of 2019 was $50.4 million compared with $43.4 million in the same quarter of 2018. GAAP gross margin was 72.1% versus 72.4% in the first quarter of 2018. Non-GAAP gross profit for the first quarter of 2019 was $51.2 million, an increase of 17.1% compared with the prior year's first quarter, and non-GAAP gross margin was 73.2% compared to 73.0% in the first quarter of 2018.
•Loss from Operations: GAAP loss from operations for the first quarter of 2019 was $7.3 million compared with a loss of $9.5 million in the prior year's first quarter. Non-GAAP income from operations was $0.9 million, compared with non-GAAP loss from operations of $3.6 million in the first quarter of 2018.
•Net Loss: GAAP net loss for the first quarter of 2019 was $7.5 million compared with a net loss of $9.6 million for the prior year's first quarter. GAAP net loss per basic and diluted share was $0.17 compared with a net loss per basic and diluted share of $0.22 in the first quarter of 2018.
•Non-GAAP net income for the first quarter of 2019 was $0.7 million compared with a net loss of $3.7 million in the prior year's first quarter. Non-GAAP net income per basic and diluted share was $0.02 and  $0.01, respectively, compared with a net loss per basic and diluted share of $0.09 in the first quarter of 2018.

•Balance Sheet: As of March 31, 2019, Workiva had cash, cash equivalents and marketable securities totaling $114.4 million, compared with $98.3 million as of December 31, 2018. Financing obligations totaled $18.1 million as of March 31, 2019.
Key Metrics and Non-financial Highlights
•Customers: Workiva had 3,366 customers as of March 31, 2019, a net increase of 247 customers from March 31, 2018.
•Revenue Retention Rate: As of March 31, 2019, Workiva's revenue retention rate (excluding add-on revenue) was 95.7%, and the revenue retention rate including add-on revenue was 110.7%. Add-on revenue includes changes for existing customers in new solutions, new seats and pricing.
•Large Contracts: As of March 31, 2019, Workiva had 493 customers with an annual contract value (ACV) of more than $100,000, up 47.2% from 335 customers at March 31, 2018. Workiva had 207 customers with an ACV of more than $150,000, up 37.1% from 151 customers in the first quarter of 2018.
•New Offices in Frankfurt and Paris: Workiva opened new offices in Germany and France to attract and support customers in those countries.

Financial Outlook
As of May 1, 2019, Workiva is providing guidance for its second quarter 2019 and full year 2019 as follows:
Second Quarter 2019 Guidance:
•Total revenue is expected to be in the range of $68.6 million to $69.1 million.
•GAAP loss from operations is expected to be in the range of $13.1 million to $13.6 million.
•Non-GAAP loss from operations is expected to be in the range of $4.2 million to $4.7 million.
•GAAP net loss per basic and diluted share is expected to be in the range of $0.29 to $0.30.
•Non-GAAP net loss per basic and diluted share is expected to be in the range of $0.10 to $0.11.
•Net loss per basic and diluted share is based on 46.1 million weighted-average shares outstanding.
Full Year 2019 Guidance:
•Total revenue is expected to be in the range of $284.0 million to $286.0 million.
•GAAP loss from operations is expected to be in the range of $50.0 million to $52.0 million.
•Non-GAAP loss from operations is expected to be in the range of $15.0 million to $17.0 million.
•GAAP net loss per basic and diluted share is expected to be in the range of $1.09 to $1.13.
•Non-GAAP net loss per basic and diluted share is expected to be in the range of $0.34 to $0.38.
•Net loss per basic and diluted share is based on 46.3 million weighted-average shares outstanding.

Quarterly Conference Call
Workiva will host a conference call today at 5:00 p.m. ET to review the Company’s financial results for the first quarter 2019, in addition to discussing the Company’s outlook for the second quarter and full year 2019. To access this call, dial 833-287-0800 (domestic) or 647-689-4434 (international). The conference ID is 8385167. A live webcast of the conference call will be accessible in the "Investor Relations" section of Workiva’s website at www.workiva.com. A replay of this conference call can also be accessed through May 8, 2019 at 800-585-8367 (domestic) or 416-621-4642 (international). The replay pass code is 8385167. An archived webcast of this conference call will also be available an hour after the completion of the call in the "Investor Relations" section of the Company’s website at www.workiva.com.
About Workiva
Workiva, the leading cloud provider of connected data, reporting and compliance solutions, is used by thousands of enterprises across 180 countries, including more than 75 percent of Fortune 500® companies, and by government agencies. Our customers have linked over five billion data elements to trust their data, reduce risk and save time. For more information about Workiva (NYSE:WK), please visit workiva.com.

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Non-GAAP Financial Measures
The non-GAAP adjustments referenced herein relate to the exclusion of stock-based compensation. A reconciliation of GAAP to non-GAAP historical financial measures has been provided in Table I at the end of this press release. A reconciliation of GAAP to non-GAAP guidance has been provided in Table II at the end of this press release.

Workiva believes that the use of non-GAAP gross profit and gross margin, non-GAAP income (loss) from operations, non-GAAP net income (loss) and non-GAAP net income (loss) per share is helpful to its investors. These measures, which are referred to as non-GAAP financial measures, are not prepared in accordance with generally accepted accounting principles in the United States, or GAAP. Non-GAAP gross profit is calculated by excluding stock-based compensation expense attributable to cost of revenues from gross profit. Non-GAAP gross margin is the ratio calculated by dividing non-GAAP gross profit by revenues. Non-GAAP loss from operations is calculated by excluding stock-based compensation expense from loss from operations. Non-GAAP net loss is calculated by excluding stock-based compensation expense, net of tax, from net loss. Non-GAAP net loss per share is calculated by dividing non-GAAP net loss by the weighted- average shares outstanding as presented in the calculation of GAAP net loss per share. Because of varying available valuation methodologies, subjective assumptions and the variety of equity instruments that can impact a company’s non-cash expenses, Workiva believes that providing non-GAAP financial measures that exclude stock-based compensation expense allows for more meaningful comparisons between its operating results from period to period. Workiva’s management uses these non-GAAP financial measures as tools for financial and operational decision making and for evaluating Workiva’s own operating results over different periods of time.

Non-GAAP financial measures may not provide information that is directly comparable to that provided by other companies in Workiva’s industry, as other companies in the industry may calculate non-GAAP financial results differently. In addition, there are limitations in using non-GAAP financial measures because the non-GAAP financial measures are not prepared in accordance with GAAP, may be different from non-GAAP financial measures used by other companies and exclude expenses that may have a material impact on Workiva’s reported financial results. Further, stock-based compensation expense has been and will continue to be for the foreseeable future a significant recurring expense in Workiva’s business and an important part of the compensation provided to its employees. The presentation of non-GAAP financial information is not meant to be considered in isolation or as a substitute for the directly comparable financial measures prepared in accordance with GAAP. Investors should review the reconciliation of non-GAAP financial measures to the comparable GAAP financial measures included below, and not rely on any single financial measure to evaluate Workiva’s business.

Safe Harbor Statement
Certain statements in this press release are "forward-looking statements" within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and are subject to the safe harbor created thereby. These statements relate to future events or the Company’s future financial performance and involve known and unknown risks, uncertainties and other factors that may cause the actual results, levels of activity, performance or achievements of the Company or its industry to be materially different from those expressed or implied by any forward-looking statements. In particular, statements about the Company’s expectations, beliefs, plans, objectives, assumptions, future events or future performance contained in this press release are forward-looking statements. In some cases, forward-looking statements can be identified by terminology such as "may," "will," "could," "would," "should," "expect," "plan," "anticipate," "intend," "believe," "estimate," "predict," "potential," "outlook," "guidance" or the negative of those terms or other comparable terminology.

Please see the Company’s documents filed or to be filed with the Securities and Exchange Commission, including the Company’s annual reports filed on Form 10-K and quarterly reports on Form 10-Q, and any amendments thereto for a discussion of certain important risk factors that relate to forward-looking statements contained in this report. The Company has based these forward-looking statements on its current expectations, assumptions, estimates and projections. While the Company believes these expectations, assumptions, estimates and projections are reasonable, such forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond the Company’s control. These and other important factors may cause actual results, performance or achievements to differ materially from those expressed or implied by these forward-looking statements. Any forward-looking statements are made only as of the date hereof, and unless otherwise required by applicable securities laws, the Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.
###

Investor Contact:	Media Contact:
Adam Rogers	Kevin McCarthy
Workiva Inc.	Workiva Inc.
investor@workiva.com	press@workiva.com
(515) 663-4493	(515) 663-4471

WORKIVA INC. CONSOLIDATED STATEMENTS OF OPERATIONS (in thousands, except share and per share amounts)
	Three months ended March 31,
	2019	2018
	(unaudited)
Revenue
Subscription and support	$56,123	$46,470
Professional services	13,840	13,436
Total revenue	69,963	59,906
Cost of revenue
Subscription and support (1)	9,809	8,802
Professional services (1)	9,727	7,709
Total cost of revenue	19,536	16,511
Gross profit	50,427	43,395
Operating expenses
Research and development (1)	22,011	20,127
Sales and marketing (1)	25,365	21,006
General and administrative (1)	10,383	11,768
Total operating expenses	57,759	52,901
Loss from operations	(7,332)	(9,506)
Interest expense	(440)	(450)
Other income, net	320	343
Loss before provision for income taxes	(7,452)	(9,613)
Provision for income taxes	11	5
Net loss	$(7,463)	$(9,618)
Net loss per common share:
Basic and diluted	$(0.17)	$(0.22)
Weighted-average common shares outstanding - basic and diluted	45,229,279	42,858,756

(1) Includes stock-based compensation expense as follows:

	Three months ended March 31,
	2019	2018
	(unaudited)
Cost of revenue
Subscription and support	$357	$171
Professional services	409	150
Operating expenses
Research and development	1,900	1,021
Sales and marketing	1,964	1,113
General and administrative	3,563	3,450

WORKIVA INC. CONSOLIDATED BALANCE SHEETS (in thousands)
	March 31, 2019	December 31, 2018
	(unaudited)
Assets
Current assets
Cash and cash equivalents	$78,736	$77,584
Marketable securities	35,668	20,764
Accounts receivable, net	50,560	65,107
Deferred commissions	9,500	8,178
Other receivables	1,395	1,181
Prepaid expenses and other	7,656	4,417
Total current assets	183,515	177,231
Property and equipment, net	41,049	41,468
Operating lease right-of-use assets	17,057	—
Deferred commissions, non-current	11,296	10,569
Intangible assets, net	1,322	1,266
Other assets	2,042	577
Total assets	$256,281	$231,111
Liabilities and Stockholders’ Equity (Deficit)
Current liabilities
Accounts payable	$3,182	$5,461
Accrued expenses and other current liabilities	33,416	36,353
Deferred revenue	149,943	148,545
Current portion of financing obligations	1,253	1,222
Total current liabilities	187,794	191,581
Deferred revenue, non-current	25,933	25,171
Other long-term liabilities	969	6,891
Operating lease liabilities, non-current	20,846	—
Financing obligations, non-current	16,883	17,208
Total liabilities	252,425	240,851
Stockholders’ equity (deficit)
Common stock	45	44
Additional paid-in-capital	318,151	297,145
Accumulated deficit	(314,490)	(307,027)
Accumulated other comprehensive income	150	98
Total stockholders’ equity (deficit)	3,856	(9,740)
Total liabilities and stockholders’ equity (deficit)	$256,281	$231,111

WORKIVA INC. CONSOLIDATED STATEMENTS OF CASH FLOWS (in thousands)
	Three months ended March 31,
	2019	2018
	(unaudited)
Cash flows from operating activities
Net loss	$(7,463)	$(9,618)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	903	872
Stock-based compensation expense	8,193	5,905
(Recovery of) provision for doubtful accounts	(187)	44
(Accretion) amortization of premiums and discounts on marketable securities, net	(81)	18
Deferred income tax	(18)	—
Changes in assets and liabilities:
Accounts receivable	14,818	6,542
Deferred commissions	(2,029)	(1,649)
Operating lease right-of-use asset	668	—
Other receivables	(214)	27
Prepaid expenses	(3,236)	231
Other assets	(1,464)	(58)
Accounts payable	(1,562)	2,677
Deferred revenue	1,987	(2,345)
Operating lease liability	(655)	—
Accrued expenses and other liabilities	(4,541)	(863)
Net cash provided by operating activities	5,119	1,783
Cash flows from investing activities
Purchase of property and equipment	(1,743)	(9)
Purchase of marketable securities	(22,155)	—
Maturities of marketable securities	7,390	500
Purchase of intangible assets	(84)	(64)
Net cash (used in) provided by investing activities	(16,592)	427
Cash flows from financing activities
Proceeds from option exercises	11,055	3,075
Taxes paid related to net share settlements of stock-based compensation awards	(390)	(1,342)
Proceeds from shares issued in connection with employee stock purchase plan	2,149	1,370
Principal payments on capital lease and financing obligations	(294)	(298)
Net cash provided by financing activities	12,520	2,805
Effect of foreign exchange rates on cash	105	(92)
Net increase in cash and cash equivalents	1,152	4,923
Cash and cash equivalents at beginning of period	77,584	60,333
Cash and cash equivalents at end of period	$78,736	$65,256

TABLE I WORKIVA INC. RECONCILIATION OF NON-GAAP INFORMATION (in thousands, except share and per share)
	Three months ended March 31,
	2019	2018
Gross profit, subscription and support	$46,314	$37,668
Add back: Stock-based compensation	357	171
Gross profit, subscription and support, non-GAAP	$46,671	$37,839
As a percentage of subscription and support revenue, non-GAAP	83.2%	81.4%

Gross profit, professional services	$4,113	$5,727
Add back: Stock-based compensation	409	150
Gross profit, professional services, non-GAAP	$4,522	$5,877
As a percentage of professional services revenue, non-GAAP	32.7%	43.7%

Gross profit	$50,427	$43,395
Add back: Stock-based compensation	766	321
Gross profit, non-GAAP	$51,193	$43,716
As percentage of revenue, non-GAAP	73.2%	73.0%

Research and development	$22,011	$20,127
Less: Stock-based compensation	1,900	1,021
Research and development, non-GAAP	$20,111	$19,106
As percentage of revenue, non-GAAP	28.7%	31.9%

Sales and marketing	$25,365	$21,006
Less: Stock-based compensation	1,964	1,113
Sales and marketing, non-GAAP	$23,401	$19,893
As percentage of revenue, non-GAAP	33.4%	33.2%

General and administrative	$10,383	$11,768
Less: Stock-based compensation	3,563	3,450
General and administrative, non-GAAP	$6,820	$8,318
As percentage of revenue, non-GAAP	9.7%	13.9%

Loss from operations	$(7,332)	$(9,506)
Add back: Stock-based compensation	8,193	5,905
Income (loss) from operations, non-GAAP	$861	$(3,601)
As percentage of revenue, non-GAAP	1.2%	(6.0)%

TABLE I WORKIVA INC. RECONCILIATION OF NON-GAAP INFORMATION (in thousands, except share and per share)
	Three months ended March 31,
	2019	2018
Net loss	$(7,463)	$(9,618)
Add back: Stock-based compensation	8,193	5,905
Net income (loss), non-GAAP	$730	$(3,713)
As percentage of revenue, non-GAAP	1.0%	(6.2)%

Net loss per basic and diluted share:	$(0.17)	$(0.22)
Add back: Stock-based compensation	0.19	0.13
Net income (loss) per basic share, non-GAAP	$0.02	$(0.09)
Net income (loss) per diluted share, non-GAAP	$0.01	$(0.09)

Weighted-average common shares outstanding - basic, non-GAAP	45,229,279	42,858,756
Weighted-average common shares outstanding - diluted, non-GAAP	50,550,143	42,858,756

TABLE II WORKIVA INC. RECONCILIATION OF NON-GAAP GUIDANCE (in thousands, except share and per share data)
	Three months ending June 30, 2019			Year ending December 31, 2019

Loss from operations, GAAP range	$(13,100)	-	$(13,600)	$(50,000)	-	$(52,000)
Add back: Stock-based compensation	8,900		8,900	35,000		35,000
Loss from operations, non-GAAP range	$(4,200)	-	$(4,700)	$(15,000)	-	$(17,000)

Net loss per share, GAAP range	$(0.29)	-	$(0.30)	$(1.09)	-	$(1.13)
Add back: Stock-based compensation	0.19		0.19	0.75		0.75
Net loss per share, non-GAAP range	$(0.10)	-	$(0.11)	$(0.34)	-	$(0.38)

Weighted-average common shares outstanding - basic and diluted	46,100,000		46,100,000	46,300,000		46,300,000